EXECUTION COPY

FOURTH AMENDMENT TO THE
AVON PRODUCTS, INC. DEFERRED COMPENSATION PLAN
This FOURTH AMENDMENT is made to the Avon Products, Inc. Deferred Compensation Plan, as it was amended and restated effective as of January 1, 2008, and as it has been amended from time to time thereafter (the “Plan”), by AVON PRODUCTS, INC., a corporation duly organized and existing under the laws of the State of New York (the “Company”).
INTRODUCTION
In connection with the transfer of its North America business to New Avon LLC (“New Avon”), effective as of March 1, 2016, the Company wishes to amend the Plan to: (1) reflect that each Covered Employee (as hereinafter defined) shall cease to be an Eligible Employee under the Plan; and (2) provide that the Account of each Covered Employee shall be fully vested.
AMENDMENT
NOW, THEREFORE, the Company hereby amends the Plan, effective as of March 1, 2016, as follows:
1.A new last paragraph is added to the INTRODUCTION to read as follows:
“In connection with the transfer of its North America business to New Avon LLC (“New Avon”), effective as of March 1, 2016, the Plan was amended to: (1) reflect that each Covered Employee (as hereinafter defined) shall cease to be an Eligible Employee under the Plan; and (2) provide that the Account of each Covered Employee shall become fully vested.”

2.	A new Section 17 is added to the Plan to read as follows:
"SECTION 17
SALE OF NORTH AMERICA BUSINESS
Notwithstanding any other provision of this Plan to the contrary, the following provisions shall apply, effective as of March 1, 2016:
17.1    Cessation of Eligible Employee Status. Each Covered Employee shall cease to be eligible an Eligible Employee under the Plan.
17.2    Vesting. To the extent not otherwise vested, the Account of each Covered Employee shall become fully vested.
17.2    Definitions. For purposes of this Section 17, the following terms shall have the following meanings:
(a)    “Separation and Investment Agreement” means the agreement, dated as of December 17, 2015, among the Company, New Avon LLC (f/k/a C-A NA LLC) and Cleveland NA Investor LLC; and
(b)    “Covered Employee” has the meaning set forth in the Separation and Investment Agreement.”
Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fourth Amendment.
[Signature on next page]

IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to the Plan to be executed on the date set forth below.
AVON PRODUCTS, INC.

Dated: _______________, 2016	By:
Name:
Title:

CPAM: 9020574.3